Other provisions	6 Months Ended
Jun. 30, 2021
Disclosure of other provisions [abstract]
Other provisions
Note 15: Other provisions

Provisions for financial commitments and guarantees		Regulatory provisions	Other	Total
	£m	£m	£m	£m

At 1 January 2021	459	642	814	1,915
Exchange and other adjustments	(2)	(4)	(10)	(16)
Provisions applied	—	(398)	(152)	(550)
Charge for the period	(98)	425	82	409
At 30 June 2021	359	665	734	1,758
Regulatory provisions
In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the half-year to 30 June 2021 the Group charged a further £425 million in respect of legal actions and other regulatory matters, including a charge of £91 million for the FCA fine in relation to General Insurance renewals errors, a charge in respect of HBOS Reading and charges for other legacy programmes.
The unutilised balance at 30 June 2021 was £665 million (31 December 2020: £642 million). The most significant items are as follows.
Payment protection insurance (excluding MBNA)
The Group has made provisions for PPI costs over a number of years totalling £21,960 million. Good progress continues to be made towards ensuring operational completeness, with the final validation of information requests and complaints with third parties at an advanced stage, ahead of an orderly programme close. At 30 June 2021, a provision of £57 million remained outstanding (excluding amounts related to MBNA), with total cash payments of £144 million during the six months to 30 June 2021.
In addition to the above provision, the Group continues to challenge PPI litigation cases, with mainly administration costs and some potential redress recognised within the first half regulatory provisions.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 15: Other provisions (continued)
Payment protection insurance (MBNA)
As announced in December 2016, the Group's exposure continues to remain capped at £240 million under the terms of the MBNA sale and purchase agreement. No additional charge has been made by MBNA to its PPI provision in the half-year to 30 June 2021.
HBOS Reading – review
The Group completed its compensation assessment for those within the Customer Review in 2019 with more than £109 million of compensation paid, in addition to £15 million for ex-gratia payments and £6 million for the reimbursement of legal fees. The Group is applying the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel, an extension of debt relief and a wider definition of de facto directors. Further details of the panel were announced on 3 April 2020 and the panel's full scope and methodology was published on 7 July 2020. The panel’s stated objective is to consider cases via a non-legalistic and fair process and to make their decisions in a generous, fair and common-sense manner. Details of an appeal process for the further assessments of debt relief and de facto director status have also been announced.
In 2020 a charge of £159 million was recorded, bringing the lifetime cost to £435 million, covering both compensation payments and operational costs.
In the half-year to 30 June 2021 the Group has continued to make progress assessing further debt relief and de facto director status claims and has now completed 99 per cent of preliminary assessments. The independent panel has also started to issue its first outcomes.
The Group has charged £150 million in the half-year to 30 June 2021 for the independent panel and Dame Linda Dobbs review of the Group’s handling of HBOS Reading between January 2009 and January 2017. A significant part of this charge relates to the actual and foreseeable future operational costs of these activities which are both now expected to extend into 2022, in addition to awards from the independent panel to date. The first half charge increases the lifetime cost to £585 million. The panel is continuing its assessment of awards which could result in further significant charges over 2021 and 2022 but it is not possible to reliably estimate the potential impact or timings at this stage. The Group is committed to implementing Sir Ross's recommendations in full.
Arrears handling related activities
To date the Group has provided a total of £1,017 million for arrears handling activities; the unutilised balance at 30 June 2021 was £38 million.
Customer claims in relation to insurance branch business in Germany
The Group continues to receive claims from customers in Germany relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers of claims received from customers in Austria and Italy. The Group provided a further £21 million in the half-year to 30 June 2021, bringing the total provided to date to £695 million (31 December 2020: £674 million); utilisation of the provision was £22 million in the half-year to 30 June 2021 (year ended 31 December 2020: £28 million); the remaining unutilised provision as at 30 June 2021 was £92 million (31 December 2020: £93 million). The ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.